                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 SAUL CENTERS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            [LOGO OF SAUL CENTERS]

                             8401 Connecticut Avenue
                           Chevy Chase, Maryland 20815
                                 (301) 986-6200



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held April 27, 2001

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of SAUL CENTERS, INC., a Maryland corporation, will be held at 11:00 a.m. local time, on April 27, 2001, at the Embassy Suites Chevy Chase Pavilion, 4300 Military Road, N.W., Washington, D.C. (at the intersection of Western and Wisconsin Avenues, adjacent to Friendship Heights Metro Stop on the Metro Red Line), for the following purposes.

     1. To elect four directors to serve until the annual meeting of stockholders in 2004, or until their successors are duly elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on February 23, 2001 will be entitled to notice of and to vote at the annual meeting or at any adjournment thereof.

     Stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU NOW PLAN TO ATTEND THE MEETING, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD FOR WHICH A POSTAGE PAID RETURN ENVELOPE IS PROVIDED. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person. It is important that your shares be voted.

                                           By Order of the Board of Directors

                                           /s/Scott V. Schneider

                                           Scott V. Schneider
                                           Chief Financial Officer and Secretary

March 20, 2001
Chevy Chase, Maryland

                            [LOGO OF SAUL CENTERS]

                             8401 Connecticut Avenue
                           Chevy Chase, Maryland 20815
                                 (301) 986-6200

                         ------------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 27, 2001
                         ------------------------------


                                     GENERAL

     This Proxy Statement is furnished by the Board of Directors of Saul Centers, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the annual meeting of stockholders to be held on April 27, 2001, and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on February 23, 2001 will be entitled to vote.

     Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted for the Proposal set forth in this Proxy Statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (i) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (ii) by presentation at the annual meeting of a subsequent proxy executed by the person executing the prior proxy, or (iii) by attendance at the annual meeting and voting in person.

     Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

     Solicitation of proxies will be primarily by mail. However, directors and officers of the Company also may solicit proxies by telephone or telegram or in person. The Company has retained Corporate Investor Communications, Inc. to assist with distribution of soliciting materials and solicitation of proxies. Corporate Investor Communications, Inc. will be paid a fee of $4,500 for its services, plus reasonable and customary expenses. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokering houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. It is anticipated that this Proxy Statement and the enclosed proxy card first will be mailed to stockholders on or about March 20, 2001.

     As of the record date, February 23, 2001, 13,997,302 shares of Common Stock of the Company, $0.01 par value per share ("Common Stock"), were outstanding. Each share of Common Stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, officers and directors of the Company had the power to vote approximately 26.1% of the outstanding shares of Common Stock, excluding 7.3% of the outstanding Common Stock held by the B. F. Saul Company Employees' Profit Sharing Retirement Trust, two of five trustees of which are officers and directors of the Company. The Company's officers and directors have advised the Company that they intend to vote their shares of Common Stock in favor of the Proposal set forth in this Proxy Statement.

                             ELECTION OF DIRECTORS

Nominees and Directors

     The First Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws of the Company provide that there shall be no fewer than three, nor more than fifteen directors, as determined from time to time by the directors in office. From June 1993 until June 1997, the Board of Directors was composed of nine directors, and in June 1997 two additional directors, Mark Sullivan III and B. Francis Saul III, were elected. The other nine directors have served on the Board of Directors since June 1993. The Board of Directors is divided into three classes with staggered three-year terms. The term of each class expires at the annual meeting of stockholders, which is expected to be held in April of each year. The directors elected at the annual meeting of stockholders in 2001 will serve until the annual meeting of stockholders in 2004. Under the Company's First Amended and Restated Articles of Incorporation, a majority of the directors must be independent directors, who are directors unaffiliated with B. F. Saul Real Estate Investment Trust, Chevy Chase Bank, B.
F. Saul Company and certain affiliated entities (collectively, "The Saul Organization"). Messrs. Jackson, Kelley, Longsworth, Noonan, Sullivan and Symington are independent directors.

     The Company's officers and directors have advised the Company that they intend to vote their shares of Common Stock for the election of each of the nominees. Proxies will be voted FOR the election of the nominees listed below unless authority is withheld.

     The following list sets forth the name, age, position with the Company, present principal occupation or employment and material occupations, positions, offices or employment during the past five years of each nominee and director of the Company. Nominees Kelley, Longsworth, Noonan and Saul III are presently directors of the Company. Nominees Kelley, Longsworth and Noonan have served as such since June 1993, and nominee Saul III has served as such since June 1997. All shall, if elected, continue to serve as a director until his successor has been duly elected and qualified.

Name                                        Age              Principal Occupation and Current Directorships
----                                        ---              ----------------------------------------------
Class Two Directors-Term Ends at 2004 Annual Meeting
General Paul X. Kelley                      72               Director of the Company. Partner of J.F. Lehman
                                                             & Company since 1998. Vice Chairman of Cas-
                                                             sidy & Associates from 1989 to 1998. Comman-
                                                             dant of the Marine Corps and member of the
                                                             Joint Chiefs of Staff from 1983 to 1987. Direc-
                                                             tor of Park Place Entertainment Corporation,
                                                             Sturm Ruger & Company, Inc., UST, Inc., and
                                                             The Wackenhut Corporation.

Charles R. Longsworth                       71               Director of the Company. Chairman Emeritus of
                                                             Colonial Williamsburg Foundation. Chairman
                                                             and Trustee of Colonial Williamsburg Founda-
                                                             tion from 1977 through 1994. President Emeri-
                                                             tus, Hampshire College. Chairman Emeritus,
                                                             Trustees of Amherst College. Director of
                                                             Houghton Mifflin, Inc. and the Center for
                                                             Public Resources.

Patrick F. Noonan                           58               Director of the Company. Chairman of The
                                                             Conservation Fund since 1985. Trustee of the
                                                             National Geographic Society. On the Board of
                                                             Advisors of Duke University School of the
                                                             Environment. Director of Ashland, International
                                                             Paper, and Rushmore Mutual Funds.

B. Francis Saul III                         39               Vice Chairman of the Company. Senior Vice
                                                             President of the B. F. Saul Company since 1991.
                                                             Senior Vice President and a Trustee of the B.F.
                                                             Saul Real Estate Investment Trust. Director of
                                                             Chevy Chase Bank. Vice Chairman of the Greater
                                                             Washington Boys & Girls Clubs, Director of
                                                             Children's National Medical Center.

Name                                        Age              Principal Occupation and Current Directorships
----                                        ---              ----------------------------------------------
Class Three Directors-Term Ends at 2002 Annual Meeting
B. Francis Saul II                          68               Chairman and Chief Executive Officer of the
                                                             Company. President and Chairman of the Board
                                                             of Directors of the B.F. Saul Company since
                                                             1969. Chairman of the Board of Trustees of the
                                                             B.F. Saul Real Estate Investment Trust since
                                                             1969 and a Trustee since 1964. Chairman of the
                                                             Board and Chief Executive Officer of Chevy
                                                             Chase Bank since 1969. Member of National
                                                             Gallery of Art Trustees Council. Trustee of the
                                                             National Geographic Society, Trustee of the
                                                             Johns Hopkins Medicine Board and an Honorary
                                                             Trustee of the Brookings Institution. Director of
                                                             Board of Visitors & Governors of Washington
                                                             College.

Mark Sullivan III                           59               Director of the Company. Attorney. President from
                                                             1996 to 1999 of the Small Business Funding
                                                             Corporation. Attorney advising senior management
                                                             of financial institutions on legal and policy
                                                             matters from 1989 to 1996.

James W. Symington                          73               Director of the Company. Of Counsel in the law
                                                             firm of O'Connor & Hannan since 1986. Mem-
                                                             ber of Congress from 1969 to 1977. Chairman
                                                             Emeritus of National Rehabilitation Hospital.

John R. Whitmore                            67               Director of the Company. Senior Advisor to
                                                             the Bessemer Group, Inc. since 1998. Formerly
                                                             President and Chief Executive Officer of the
                                                             Bessemer Group and its Bessemer Trust Compa-
                                                             ny subsidiaries (a financial management and
                                                             banking group) and director of Bessemer Securi-
                                                             ties Corporation from 1975 to 1998. Director of
                                                             the B.F. Saul Company and Chevy Chase Proper-
                                                             ty Company. Trustee of the B.F. Saul Real Estate
                                                             Investment Trust. Director of Chevy Chase Bank.
                                                             Chairman of the Board of Directors of ASB
                                                             Capital and Chevy Chase Trust Company.

Name                                        Age              Principal Occupation and Current Directorships
----                                        ---              ----------------------------------------------
Class One Directors-Term Ends at 2003 Annual Meeting
Philip D. Caraci                            62               President and a Director of the Company. Senior
                                                             Vice President and Secretary of the B.F. Saul Real
                                                             Estate Investment Trust since 1987. Executive
                                                             Vice President of the B.F. Saul Company with
                                                             which he has been associated since 1972. Presi-
                                                             dent of Franklin Property Company since 1986.

Gilbert M. Grosvenor                        69               Director of the Company. President (1980
                                                             through 1996) and Chairman of the Board of
                                                             Trustees since 1987 of the National Geographic
                                                             Society, with which he has been associated since
                                                             1954. Director of Chevy Chase Bank, Marriott
                                                             International Corporation, Ethyl Corp., and a
                                                             Trustee of the B.F. Saul Real Estate Investment
                                                             Trust.

Philip C. Jackson, Jr.                      72               Director of the Company. Adjunct Professor
                                                             at Birmingham-Southern College from 1989
                                                             to 1999. Member of the Thrift Depositors' Pro-
                                                             tection Oversight Board from 1990 until 1993.
                                                             Vice Chairman and a Director of Central Banc-
                                                             shares of the South (Compass Bancshares, Inc.)
                                                             from 1980 to 1989.  Member of the Board of
                                                             Governors of the Federal Reserve System from
                                                             1975 to 1978.

     In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote for the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative vote of a plurality of the shares of Common Stock present is required for the election of directors.

     The Board of Directors met five times during 2000. Each member of the Board attended at least 80% of the aggregate meetings of the Board and of the Committees of the Board on which he served.

Committees of the Board of Directors
     The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Executive Committee.

     The Audit Committee is composed of Messrs. Kelley, Longsworth, Noonan and Symington. It makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of each audit engagement, approves professional services provided by the independent public accountants, considers the range of audit and non-audit fees, reviews related party transactions, reviews the Company's financial statements, evaluates the performance of the independent public accountants and the Company's financial and accounting personnel, and reviews the adequacy of the Company's internal accounting controls. All of these functions are performed under the guidelines of the company's Audit Committee Charter (a copy of which is attached as Exhibit A). This Committee met three times during 2000. Additionally, the Audit Committee Chairman conducted three telephonic meetings with management and the independent public accountants.

     The Compensation Committee is composed of Messrs. Grosvenor and Whitmore. It determines compensation for the Company's executive officers, reviews and approves management's recommendations for the annual salaries of all Company officers, and administers any stock, incentive or other compensation plans adopted by the Company, including the Company's 1993 Stock Option Plan (the "Stock Option Plan"). This Committee met once during 2000.

     The Executive Committee is composed of Messrs. Caraci, Jackson and Saul II. It has such authority as is delegated to it by the Board of Directors and advises the Board of Directors from time to time with respect to such matters as the Board of Directors directs. This Committee did not meet during 2000.

Compensation Committee Interlocks and Insider Participation
     B. Francis Saul II, Chairman of the Board and Chief Executive Officer of the Company, served on the Board of Trustees and the Compensation Committee of the National Geographic Society during 2000. Gilbert M. Grosvenor, a director of the Company and a member of the Company's Compensation Committee during 2000, serves as Chairman of the Board of Trustees of the National Geographic Society.

Compensation of Directors
     Directors of the Company are currently paid an annual retainer of $18,000 and a fee of $1,000 for each Board or Committee meeting attended, and are annually awarded 100 shares of the Company's common stock. The shares are issued on the date of each Annual Meeting of Stockholders to each director serving on the Board of Directors as of the record date of such meeting, and their issuance may not be deferred and transfer of the shares is restricted for a period of twelve months following the date of issue. Directors from outside the Washington, D.C. area also are reimbursed for out-of-pocket expenses in con-nection with their attendance at meetings. For the year ended December 31, 2000, the Company paid its directors total compensation of $285,981, of which $93,500 was paid in cash, $175,500 was paid in deferred stock compensation (as described below), and $16,981 was paid through annual common stock awards.

     In addition, directors may elect to participate in the Deferred Compensation Plan discussed below. For the year ended December 31, 2000, 19,803 shares were credited to the directors' deferred fee accounts.

Deferred Compensation Plan
     A Deferred Compensation and Stock Plan for Directors was established by the Company, effective January 1, 1994 and amended March 18, 1999, for the benefit of its directors and their beneficiaries. Before the beginning of any calendar year, a director may elect to defer all or part of his or her director's fees to be earned in that year and the following years. A director has the option to have deferred fees paid in cash, in shares of Common Stock or in a combination of cash and Common Stock. If the director elects to have the deferred fees paid in stock, the number of shares allocated to the director is determined based on the market value of the Common Stock on the day the deferred director's fees were earned.

     In connection with the Company's initial public offering of its Common Stock in 1993, 20,000 shares of Common Stock were authorized for a deferred compensation plan and were reserved for listing with the New York Stock Exchange upon issuance. In both 1996 and 2000, the Company reserved for listing with the New York Stock Exchange an additional 50,000 shares of Common Stock in connection with the Deferred Compensation and Stock Plan for Directors. Through February 23, 2000, 96,249 of these 120,000 shares have been credited to the directors' deferred fee accounts.

                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee is comprised of Messrs. Grosvenor and Whitmore. Members of the Compensation Committee are selected each year by the full Board of Directors. All members of the Compensation Committee must be "outside directors," who are not (i) officers or former officers of the Company; (ii) employees of the Company or any of its subsidiaries; (iii) relatives of the Chief Executive Officer; (iv) holders of more than 5% of the Company's voting stock; (v) members of an organization acting as an advisor, legal counsel or in similar capacity with respect to the Company and receiving compensation therefor on an ongoing basis from the Company, in addition to director's fees; or (vi) with reference to a particular transaction, interested directors within the meaning of Section 2-419 of the Maryland General Corporation Law.

     The Compensation Committee determines compensation for the Company's executive officers, reviews and approves management's recommendations for the annual salaries of all Company officers, and administers any stock incentive or other compensation plans adopted by the Company, including the Stock Option Plan. The Compensation Committee believes that the Company's compensation package must be structured in a manner that will help the Company attract and retain qualified executives and will align compensation of such executives with the interests of stockholders. The compensation package currently consists of salary, bonus and long-term compensation in the form of stock options issued pursuant to the Stock Option Plan.

Salary and Bonus
     Salary and bonus are determined by the Compensation Committee using a subjective evaluation process. In making determinations of salary and bonus for particular officers, including the Chief Executive Officer, the Compensation Committee considers the general performance of the Company, the officer's position, level and scope of responsibility, the officer's anticipated performance and contributions to the Company's achievement of its long-term goals, and the salary and bonus for the officer recommended by management.

Stock Option Grants
     The Compensation Committee is responsible for administering the Stock Option Plan, which includes determining the individuals to be granted stock option awards and defining the terms of such awards, including the number of shares subject to each option, exercise price, vesting schedule and expiration date.

     The purpose of the Stock Option Plan is to provide compensation to persons whose services are considered essential to the Company. By linking this compensation to the market performance of the Company's Common Stock, the Company intends to provide additional incentive for officers and key employees to enhance the value and success of the Company and align the long-term interests of the officers and key employees with the interests of the Company. Under the terms of the Stock Option Plan, Mr. Saul II is not eligible to participate in the plan.

     The Compensation Committee uses a subjective evaluation process to determine whether an officer or key employee should receive an option grant and the number of shares subject to stock options granted to such officer or key employee, and has not set specific objective goals or standards that an officer or key employee must meet to receive a stock option grant. The factors considered by the Compensation Committee include the general performance of the company, the position, level and scope of responsibility of the respective officer or key employee and the officer's or key employee's anticipated performance and contributions to the Company's achievement of its long-term goals.

     During 2000, the Compensation Committee did not grant any options.

                                            Gilbert M. Grosvenor
                                            John R. Whitmore

Executive Officers Who Are Not Directors
     The following list sets forth the name, age, position with the Company, present principal occupation or employment and material occupations, positions, offices or employment during the past ten years of each executive officer who is not a director of the Company. Each listed individual has held an office with the Company since its inception in June 1993.

Name                                        Age             Position and Background
----                                        ---             --------------------------------------------------
Christopher H. Netter                       46              Senior Vice President - Leasing. Vice President of
                                                            the B.F. Saul Company and Franklin Property
                                                            Company and Assistant Vice President of the B.F.
                                                            Saul Real Estate Investment Trust from 1987 to
                                                            1993.

Scott V. Schneider                          43              Senior Vice President - Chief Financial Officer,
                                                            Treasurer and Secretary. Vice President of the B.F.
                                                            Saul Company and Franklin Property Company
                                                            and Assistant Vice President of the B.F. Saul Real
                                                            Estate Investment Trust from 1985 to 1993.

Charles W. Sherren, Jr.                     47              Senior Vice President - Management. Vice Presi-
                                                            dent of the B.F. Saul Company and Franklin
                                                            Property Company and Assistant Vice President
                                                            of the B.F. Saul Real Estate Investment Trust
                                                            from 1981 to 1993.

                             EXECUTIVE COMPENSATION

Annual Compensation
     The Company pays compensation to its executive officers for their services in such capacity. The following Summary Compensation Table sets forth the annual and long-term compensation paid by the Company to the Company's Chief Executive Officer and each of its four other most highly compensated executive officers, who were serving as of December 31, 2000, ("named executive officers") for, or with respect to, the fiscal periods ended December 31, 2000, 1999, and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                  Long-Term
                                                                                 Compensation
                                                                                 ------------               All
                                                     Annual Compensation         Stock Option              Other
Name and Principal Position                      Year      Salary    Bonus       Awards (Shs)         Compensation (1)
---------------------------                      ----      ------    -----       ------------         ----------------
B. Francis Saul II                               2000    $ 125,000  $ 10,000           --               $      --
   Chairman and                                  1999      125,000    10,000           --                      --
   Chief Executive Officer                       1998      125,000    10,000           --                      --

B. Francis Saul III                              2000      201,667    16,800           --                      --
   Vice Chairman                                 1999      171,667    12,950           --                      --
                                                 1998      138,333    10,150           --                      --

Philip D. Caraci                                 2000      306,667    25,200           --                      --
   President                                     1999      281,667    23,200           --                      --
                                                 1998      258,333    21,200           --                      --

Christopher H. Netter                            2000      211,667    15,400           --                  14,798
   Senior Vice President                         1999      188,333    13,650           --                  14,397
   Leasing                                       1998      167,809    12,250           --                  11,297

Scott V. Schneider                               2000      203,333    14,700           --                  14,561
   Senior Vice President                         1999      183,333    13,300           --                  12,537
   Chief Financial Officer                       1998      165,154    11,900           --                  11,987

(1) Amounts paid represent Company's contribution to Employees' Profit Sharing Retirement Trust and Company's payment of life insurance premiums for the benefit of the named executive officers.

Options Exercised and Fiscal Year-End Values
     The following table sets forth certain information with respect to unexercised stock options held by the named executive officers at December 31, 2000. None of such officers exercised any stock options during the year ended December 31, 2000.

                        VALUE OF UNEXERCISED OPTIONS (1)

                                                                     Number of Securities Underlying
                                                                           Unexercised Options
                                                                         at December 31, 2000 (2)
                                                                         ------------------------
Name and Principal Position                                      Exercisable                 Unexercisable
---------------------------                                      -----------                 -------------
B. Francis Saul II                                                    --                           --
   Chairman and Chief Executive Officer

B. Francis Saul III                                                   --                           --
   Vice Chairman

Philip D. Caraci                                                   100,000                         --
   President

Christopher H. Netter                                               25,000                         --
   Senior Vice President, Leasing

Scott V. Schneider                                                  25,000                         --
   Senior Vice President and Chief Financial Officer

(1)  All options were "out-of-the-money" at December 31, 2000.
     "Out-of-the-money" options are options with exercise prices above the market price of the Common Stock on December 31, 2000.
(2) All unexercised options are fully vested, have an exercise price of $20 per share and expire on September 23, 2003, with earlier expiration to occur at employment termination.

                             AUDIT COMMITTEE REPORT

     The information contained in the report shall not be deemed to be "solicitating material" or to "filed" with the SEC, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company incorporates it by specific reference. The Audit Committee is comprised of Messrs. Kelley, Longsworth, Noonan and Symington, all of which are independent directors of the Company. The Audit Committee has adopted a written Audit Committee Charter, a copy of which is attached as Exhibit A.

     Review and Discussion with Management. The Company has reviewed and discussed the Company's financial statements for the year ended December 31, 2000 with management.

     Review and Discussion with Independent Auditors. The Company has discussed with the independent auditors those items required by SAS 61, which includes among other things, matters related to the conduct of the audit of the Company's financial statements. The committee has received a written report required by Independence Standards Board Standard No. 1 from the auditors regarding their independence, and has discussed this report with the auditors.

     Fiscal 2000 Audit Firm Fee Summary. During fiscal year 2000, the Company retained its principal auditor, Arthur Andersen LLP, to provide services in the following categories and amounts:

Audit Fees:                                          $    150,700
Financial Information Systems Design
and Implementation Fees                              $         --
All Other Fees (Tax Services, Registration
Statements and Debt Compliance Letter)               $    109,000

     The Audit Committee has determined that the provision of non-audit services by the Company's principal auditor is compatible with maintaining auditor independence.

     Conclusion. Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000 for filing with the SEC.


                                           Paul X. Kelley, Committee Chairman
                                           Charles R. Longsworth
                                           Patrick F. Noonan
                                           James W. Symington


                              INDEPENDENT AUDITORS

     Upon recommendation of and approval by the Audit Committee, Arthur Andersen LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year.

     A representative of Arthur Andersen LLP will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative also will be available to respond to appropriate questions.

                                PERFORMANCE GRAPH

     Rules promulgated under the Exchange Act require the Company to present a graph comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return of (i) a broad equity market index, and
(ii) a published industry index or peer group. The graph compares the cumulative total stockholder return of the Company's Common Stock ("BFS"), based on the market price of the Common Stock and assuming reinvestment of dividends, with the National Association of Real Estate Investment Trust Equity Index ("NAREIT"), the S&P 500 Index ("S&P 500") and the Russell 2000 Index ("Russell 2000"). The graph assumes the investment of $100 on January 1, 1996.

                     Comparison of Cumulative Total Return

                                    [GRAPH]

                       Dec 1995     Dec 1996     Dec 1997     Dec 1998     Dec 1999      Dec 2000
Saul Centers, Inc.      $100          $128         $159         $154         $159          $211
S&P 500                 $100          $123         $164         $211         $255          $232
NAREIT Equity           $100          $135         $163         $134         $128          $162
Russell 2000            $100          $116         $143         $139         $168          $164

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 which they file.

     To the best of the Company's knowledge, based upon copies of forms furnished to it and written representations from officers, directors and 10% beneficial holders, no person was late filing SEC Forms 3, 4 or 5 during the period January 1, 2000 through December 31, 2000.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of February 23, 2001, concerning shares of Common Stock beneficially owned by all persons (if any) known by the Company to own more than 5% of the Company's outstanding Common Stock, by each director and nominee, by each executive officer named in "Executive Compensation" above, and by all directors and executive officers as a group, according to information provided to the Company by each such person. Unless otherwise noted, each person named has sole voting and sole investment power with respect to all shares beneficially owned by such person.

                                                  Aggregate
                                                  Number of
                                                  Shares                                  Percent
Name of                                           Beneficially                              of
Beneficial Owner (1)                              Owned (2)                              Class (2)
--------------------                              ---------                              ---------
B. Francis Saul II                                3,434,900 (3)                            24.2%
Philip D. Caraci                                  141,712 (4)                               1.0%
Gilbert Grosvenor                                 16,070                                     *
Philip C. Jackson, Jr.                            58,013 (5)                                 *
Paul X. Kelley                                    3,459                                      *
Charles R. Longsworth                             18,696                                     *
Patrick F. Noonan                                 23,158 (6)                                 *
B. Francis Saul III                               18,097                                     *
Mark Sullivan III                                 7,397                                      *
James W. Symington                                5,316                                      *
John R. Whitmore                                  18,397 (7)                                 *
Scott V. Schneider                                25,698 (8)                                 *
Christopher H. Netter                             25,000 (9)                                 *
Charles W. Sherren, Jr.                           20,500 (10)                                *
All directors and officers as
a group (17 persons)                              3,819,143                                27.0%
* Less than 1 percent

(1) The address of each beneficial owner listed is c/o Saul Centers, Inc., 8401 Connecticut Avenue, Chevy Chase, MD 20815.
(2) Beneficial ownership and percent of class are calculated pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Includes 96,249 shares earned by directors in the Deferred Compensation Plan.
(3) Includes 2,805,425 shares owned by the B. F. Saul Real Estate Investment Trust, 179,248 shares owned by Franklin Property Co., 374,030 shares owned by Westminster Investing Corporation, 85 shares owned by Van Ness Square Corp., 20,794 shares owned by various family trusts for which Mr. Saul II is either the sole trustee or sole custodian for a child, and 49,071 shares owned by Mr. Saul II's spouse. Mr. Saul II disclaims beneficial ownership of 49,071 shares owned by his spouse. Pursuant to Rule 13d-3, the Common Stock described above is considered to be beneficially owned by Mr. Saul II because he has or may be deemed to have sole or shared voting and/or investment power in respect thereof. Excludes 1,024,082 shares owned by the
     B. F. Saul Company Employees' Profit Sharing Retirement Trust, (the "Employee Trust"). Mr. Saul II is one of five Trustees for the Employee Trust and has an interest in the Employee Trust as one of the participating employees.
(4) Includes 27,097 shares owned in trust by Mr. Caraci's spouse for which Mr. Caraci is a co-trustee with his spouse, and 100,000 shares subject to currently exercisable options held by Mr. Caraci. Mr. Caraci disclaims beneficial ownership of 27,097 shares owned by his spouse. Excludes 1,024,082 shares owned by the Employee Trust. Mr. Caraci is one of five Trustees for the Employee Trust and has an interest in the Employee Trust as one of the participating employees.
(5) Mr. Jackson disclaims beneficial ownership of 2,800 shares owned by his spouse.
(6) Mr. Noonan disclaims beneficial ownership of 5,516 shares owned by his spouse.
(7) Mr. Whitmore disclaims beneficial ownership of 1,500 shares owned by a trust, of which he serves as trustee, for the benefit of his mother.
(8) Includes 25,000 shares subject to currently exercisable options held by Mr. Schneider and 698 shares owned by Mr. Schneider's children. Mr. Schneider disclaims beneficial ownership of 698 shares owned by his children.
(9) Represents 25,000 shares subject to currently exercisable options held by Mr. Netter.
(10) Includes 500 shares owned jointly by Mr. Sherren and his spouse and 20,000 shares subject to currently exercisable options held by Mr. Sherren.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     The Company began operations in August 1993. On August 26, 1993, The Saul Organization transferred to Saul Holdings Limited Partnership, a Maryland limited partnership (the "Operating Partnership") and two newly formed subsidiary limited partnerships (the "Subsidiary Partnerships," and collectively with the Operating Partnership, the "Partnerships"), 26 shopping center properties, one office property, one research park and one office/retail property, located primarily in the Washington, D.C./Baltimore metropolitan area and the Mid-Atlantic region of the United States, and the management functions related to these properties.

     Certain relationships exist among the Company and its subsidiaries, the members of The Saul Organization and the Partnerships and are discussed below.

     Management of the Current Portfolio Properties. The Company and its subsidiaries share with The Saul Organization certain ancillary functions, such as computer and payroll services, benefits administration and in-house legal services. The Saul Organization also subleases office space to the Company. The terms of all sharing arrangements, including payments related thereto, are reviewed periodically by the independent directors of the Company, who constitute six of the eleven members of the Board of Directors. Included in general and administrative expenses for the year ended December 31, 2000 are charges totalling $2,091,000 related to such shared services, of which $2,056,000 was paid prior to December 31, 2000. The Company believes that the amounts allocated to it for such shared services represent a fair allocation between The Saul Organization and the Company and it subsidiaries. The Company believes that sharing these expenses with The Saul Organization results in a savings from the expenses that would be incurred if such services were obtained from independent third parties.

     Related Party Rents. Chevy Chase Bank leases space in several of the shopping centers owned by the Company and its subsidiaries. The total rental income from Chevy Chase Bank from January 1, 2000 through December 31, 2000 was $1,223,000. The Company believes that all of the leases with Chevy Chase Bank have comparable terms to leases that would have been obtained from unrelated third parties.

     Management Personnel. The Chairman and Chief Executive Officer as well as the Vice Chairman and the President of the Company are officers of various members of The Saul Organization, but devote a substantial amount of time to the management of the Company. The annual compensation for these officers is fixed by the Compensation Committee of the Board of Directors each year.

     Exclusivity Agreement and Right of First Refusal. The Company has entered into an Exclusivity Agreement (the "Exclusivity Agreement") with, and has been granted a right of first refusal (the "Right of First Refusal") by, certain members of The Saul Organization. The purpose of these agreements is to minimize potential conflicts of interest between The Saul Organization and the Company and it subsidiaries. The Exclusivity Agreement and Right of First Refusal generally require The Saul Organization to conduct its shopping center business exclusively through the Company and its subsidiaries and to grant the Company a right of first refusal to purchase commercial properties and development sites that become available to The Saul Organization in the District of Columbia or adjacent suburban Maryland.

     Reimbursement Agreement. Pursuant to a reimbursement agreement among the partners in the Partnerships, The Saul Organization and those of its subsidiaries that are partners in the Partnerships have agreed to reimburse the Company and the other partners in the event the Partnerships fail to make payments with respect to certain portions of the Partnerships' debt obligations and the Company or any such other partners personally make payments with respect to such debt obligations. As of December 31, 2000, the maximum potential obligation of The Saul Organization and its subsidiaries under the agreement was $225,616,000. The Company believes that the Partnerships will be able to make all payments due with respect to their debt obligations.

     Property Acquisitions. In August 2000, the Company purchased, through the Operating Partnership, a 7.11 acre land parcel located adjacent to its Ashburn Village shopping center in Loudoun County, Virginia. The $1,580,000 purchase price was paid in cash. A third party appraisal was relied upon to determine the price. The seller was a member of The Saul Organization. In October 2000, the Company purchased, through the Operating Partnership, Avenel VI, a 30,000 square foot office/flex property located adjacent to its Avenel Business Park office property in Gaithersburg, Maryland. The $4,200,000 purchase price was paid in cash. A third party appraisal was relied upon to determine the price. The seller was a member of The Saul Organization.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the persons named in the enclosed proxy will vote thereon as they determine to be in the best interests of the Company.

                        PROPOSALS FOR NEXT ANNUAL MEETING

     It is presently contemplated that the 2002 annual meeting of stockholders will be held in mid-April 2002. Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2002 must be received at the Company's office at 8401 Connecticut Avenue, Chevy Chase, Maryland 20815, no later than November 20, 2001.

     Under the Amended and Restated Bylaws of the Company, a stockholder must comply with certain procedures to submit stockholder proposals to be considered at an annual meeting of stockholders. These procedures provide that stockholders must do so by notice timely delivered to the Secretary of the Company. The Secretary of the Company generally must receive notice of any such proposal not less than sixty days nor more than ninety days prior to the anniversary of the preceding year's annual meeting of stockholders. In the case of proposals for the 2002 annual meeting of stockholders, the Secretary of the Company must receive notice of any such proposal no earlier than January 27, 2002 and no later than February 26, 2002 (other than proposals intended to be included in the proxy statement and form of proxy, which, as noted above, the Company must receive by November 16, 2001). The stockholder notice must meet the applicable requirements that are imposed by the Amended and Restated Bylaws. The chairman of the annual meeting shall have the power to declare that any proposal not meeting these and any other applicable requirements that the Amended and Restated Bylaws impose shall be disregarded. A copy of the Bylaws are on file with the Securities and Exchange Commission.

     In addition, the form of proxy that the Board of Directors will solicit in connection with the Company's 2002 annual meeting of stockholders will confer discretionary authority to vote on any proposal, unless the Secretary of the Company receives notice of that proposal no earlier than January 27, 2002 and no later than February 26, 2002, and the notice complies with the other requirements described in the preceding paragraph.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2000 accompanies this Proxy Statement.

                                           By order of the Board of Directors

                                           /s/ Scott V. Schneider

                                           Scott V. Schneider
                                           Chief Financial Officer and Secretary

March 20, 2001
Chevy Chase, Maryland

                       EXHIBIT A: AUDIT COMMITTEE CHARTER

I. PURPOSE
The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by Saul Centers, Inc. (the "Company") to the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management of the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

 .    Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.
 .    Review and appraise the audit efforts of the Company's independent accountants.
 .    Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION
The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent director. An independent director is one who is not an employee of the Company, who is not involved in the Company's day-to-day activities and who otherwise has no relationship to the company that, in the opinion of the Board, may interfere with the exercise of such Director's independence from the Company. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Audit Committee shall be elected by the Board at least annually at a meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full
Audit Committee membership.

III. MEETINGS
The Audit Committee shall meet at least three times a year, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants in separate sessions to discuss any matters that the Audit Committee or either of these groups believe should be discussed privately. In addition, the Audit Committee, or at least its Chair, should meet with the independent accountants and management quarterly to review the Company's financials consistent with IV.3 below prior to the filing of the Company's Form 10-Q. When deemed appropriate, meetings may be held in person or by telephone. Minutes or other records of meetings and activities of the Audit Committee shall be maintained.

IV. RESPONSIBILITIES AND DUTIES
To fulfill its responsibilities and duties, the Audit Committee shall:

Document Reports/Reviews
1. Review and/or reassess this Charter periodically, at least annually, as conditions dictate and submit revisions to the full Board of Directors for approval.
2. Review the Company's annual and quarterly financial statements released to the public, including any certification, report, opinion or review rendered by the independent accountants. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.
3. Review with financial management and the independent accountants, the 10-Q prior to its filing. The chair of the Audit Committee may represent the entire Committee for purposes of this review.

Independent Accountants
4. The Audit Committee has the responsibility to evaluate and recommend to the Board of Directors the selection or replacement of the outside auditor. The Audit Committee will consider the auditor's independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants.
5. On an annual basis, obtain a written statement from the independent accountants describing all relationships between the Company and the independent accountants and review and discuss with the independent accountants all significant relationships the accountants have with the Company to determine the accountants' independence.
6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.
7. Periodically consult with the independent accountants out of the presence of management about internal controls and quality, acceptability, fullness and accuracy of the Company's financial statements.

Financial Reporting Process
8. In consultation with the independent accountants, review the integrity of the Company's financial reporting process, both internal and external.
9. Consider the independent accountants' judgments about the quality and appropriateness (not just acceptability) of the Company's accounting principles and the clarity of financial disclosure practices as applied in its financial reporting.
10. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants or management.

Process Improvement
11. Discuss, at least annually, with management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.
12. Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
13. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.
14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate period of time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

Ethics and Legal Compliance
15. Review management's monitoring of the Company's compliance with applicable laws and management's exercise of ethical practices and ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.
16. Review, with the Company's counsel, applicable legal compliance matters including securities trading activities.
17. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.
18. Perform any other activities consistent with this Charter, the Company's Declaration or Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.
19. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.

Internal Audit
20. Review with management its plan to address the internal audit function.
21. Review with management the results of internal audit work performed and management's plans to address and resolve any findings.

Reports of the Audit Committee
22. Prepare and approve the Company's disclosure required by the Securities Exchange Commission in its annual proxy statement and review the Company's disclosure in the annual proxy statement regarding whether the audit committee has a written charter.

                               SAUL CENTERS, INC
                  A Proxy for Annual Meeting of Stockholders
                                 April 27,2001
               This Proxy is solicited by the Board of Directors

The undersigned hereby appoints B. Francis Saul II and Philip D. Caraci, and each of them, as proxies, with full power of substitution in each, to vote all shares of the common stock of Saul Centers, Inc. (the "Company") which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on April 27, 2001, at 11:00 a.m. local time, and at any adjournment thereof, on all matters set forth in the Notice of Meeting and Proxy Statement, dated March 20, 2001, a copy of which has been received by the undersigned as follows:

   1. TO ELECT FOUR DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2004

      / / GRANT AUTHORITY to vote for all nominees listed below.

      / / WITHHOLD AUTHORITY to vote for all nominees listed below.

          General Paul X. Kelley; Charles R. Longsworth; Patrick E. Noonan;
          B. Francis Saul III

   INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below

----------------------------------------------------------------------------

                         (Please sign on reverse side)

    2. OTHER MATTERS.

       GRANT AUTHORITY upon such other matters as may come before the meeting as they determine to be in the best interest of the Company.

       / / FOR          / / AGAINST             / / ABSTAIN

                                        THIS PROXY WILL BE VOTED AS DIRECTED OR,
                                        IF NO DIRECTION IS GIVEN, WILL BE VOTED
                                        "FOR" THE MATTERS STATED.

                                        Dated:                           , 2001
                                               --------------------------

                                        ---------------------------------------

                                        ---------------------------------------
                                            Signature(s) of Stockholder(s)


IMPORTANT: Please mark this Proxy, date it, sign it exactly as your name(s) appear(s) and return it in the enclosed postage paid envelope. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.